                  FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                  (Unaudited)

Our Form 10-K for the year ended December 29, 2002 included non-GAAP financial measures. The footnotes to the table below discuss the adjustments to non-GAAP measures required to reconcile with their comparable GAAP measures.



(In millions except per share data)                      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                        ------------     ------------    ------------
                                                         DECEMBER 29,     DECEMBER 30,    DECEMBER 31,
                                                             2002             2001            2000
                                                             ----             ----            ----

Pro forma revenue:
    Analog                                                  $ 358.8           324.2           405.6
    Discrete                                                  735.4           664.6           749.0
    Logic and Memory (2)                                      195.7           283.4           470.9
    Other                                                     122.0           135.5           155.6
                                                            -------         -------         -------
         Total pro forma revenue                            1,411.9         1,407.7         1,781.1

Pro forma gross profit :
    Analog (1)                                                122.1           103.0           146.9
    Discrete                                                  169.7           154.0           244.4
    Logic and Memory (2)                                       34.1            71.6           188.1
    Other                                                      25.9            28.0            54.4
                                                            -------         -------         -------
         Total Pro forma gross profit                         351.8           356.6           633.8

    Research and development                                   82.2            83.0            83.9
    Selling, general and administrative                       145.1           154.3           186.4
                                                            -------         -------         -------
          Total pro forma operating expenses(9)               227.3           237.3           270.3
                                                            -------         -------         -------

    Pro forma operating income                                124.5           119.3           363.5

Pro forma Interest expense (3)                                 99.0           103.9            77.7
Interest income                                               (12.4)          (15.3)          (23.3)
Pro forma Other (income) expense, net (4)                        -               -             (0.8)
                                                            -------         -------         -------
Pro forma income (loss) before income taxes                    37.9            30.7           309.9

Pro forma Provision (benefit) for income taxes (5) (6)          9.1             7.2            27.4
                                                            -------         -------         -------
Pro forma net income (loss)                                 $  28.8         $  23.5         $ 282.5
                                                            -------         -------         -------
Pro forma net income (loss) per common share:
    Basic                                                   $  0.27         $  0.24         $  2.90
                                                            -------         -------         -------
    Diluted (7)                                             $  0.26           $0.23         $  2.79
                                                            -------         -------         -------

Weighted average common shares:
    Basic                                                     108.1            99.6            97.5
                                                            -------         -------         -------
    Diluted (7)                                               111.6           102.9           101.4
                                                            -------         -------         -------


    Depreciation and amortization, excluding
      acquisition-related intangibles amortization          $ 133.7         $ 126.0         $ 113.5
    Pro forma EBITDA  (8)                                     258.2           245.3           477.0



(1) GAAP Analog gross profit was $120.5 and $100.5 million for the year ended December 29, 2002 and year ended December 30, 2001, respectively. Difference of $1.6 and $2.5 million, respectively, represent inventory reserves associated with a restructuring action.

(2) GAAP Logic and Memory revenue was $472.9 million for the year ended December 31, 2000. GAAP Logic and Memory gross profit was $190.4 million for the same time period. Difference of $(2.1) million in revenue and gross profit represents distributor reserves in connection with the Memory restructuring action. Additional gross profit difference of $(3.3) million represents inventory reserves in connection with the Memory restructuring action.

(3) GAAP interest expense was $81.3 million for the year ended December 31, 2000. Difference of $3.6 million represents the write off of deferred financing fees.

(4) GAAP other (income) expense, net was $1.0 million for the year ended December 29, 2002. Difference of $1.0 million is the net of the gain on the sale of our space and defense product line and the costs associated with the redemption of our 10 1/8% notes. GAAP other (income) expense, net was $4.0 million for the year ended December 30, 2001. Difference of $4.0 million represents the write-off of an equity investment.

(5) GAAP provision (benefit) for income taxes includes $26.3 million of deferred tax asset valuation allowance for the year ended December 31, 2000.

(6) GAAP provision (benefit) for income taxes for each year presented includes the tax effects of items outlined in the reconciliation of Net income
     (loss) to Pro forma Net income (loss).

(7) Diluted pro forma net income per common share is calculated using weighted average common shares that take into consideration the dilutive effect of stock options, which are anti-dilutive in the calculation of net loss per common share.

(8) Pro forma EBITDA is pro forma operating income, plus depreciation and amortization, excluding acquisition-related intangibles amortization. See reconciliation of GAAP EBITDA to pro forma EBITDA and reconciliation of pro forma EBITDA to operating cash flow below.

(9) For the years ended December 29, 2002, December 30, 2001 and December 31, 2000, excludes amortization of acquisition-related intangibles, restructuring and impairments and purchased in-process research and development as summarized below:


                                                   Year Ended      Year Ended       Year Ended
                                                  ------------     ------------     ------------
                                                  December 29,     December 30,     December 31,
                                                     2002             2001             2000
                                                     ----             ----             ----

Amortization of acquisition-related intangibles     $37.8           $53.1             $37.6
Restructuring and impairments                        12.2            21.4              (5.6)
Purchased in-process research and development         1.7            13.8               9.0


After giving effect to the above reconciliations, the comparable GAAP presentation is as follows:

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                   YEAR ENDED              YEAR ENDED           YEAR ENDED
                                                ---------------        ----------------       ----------------
                                                  DECEMBER 29,            DECEMBER 30,         DECEMBER 31,
                                                     2002                     2001                 2000
                                                     ----                     ----                 ----

GAAP revenue:
    Analog                                           358.8                   324.2                 405.6
    Discrete                                         735.4                   664.6                 749.0
    Logic and Memory                                 195.7                   283.4                 473.0
    Other                                            122.0                   135.5                 155.6
                                                   -------                 -------               -------
       Total revenue                               1,411.9                 1,407.7               1,783.2

GAAP Gross profit:
    Analog                                           120.5                   100.5                 146.9
    Discrete                                         169.7                   154.0                 244.4
    Logic and Memory                                  34.1                    71.6                 193.5
    Other                                             25.9                    28.0                  54.4
                                                   -------                 -------               -------
       Total gross profit                            350.2                   354.1                 639.2

    Research and development                          82.2                    83.0                  83.9
    Selling, general and administrative              145.1                   154.3                 186.4
    Amortization of acquisition-related intangibles    37.8                    53.1                  37.6
    Restructuring and impairments                     12.2                    21.4                  (5.6)
    Purchased in-process research and development      1.7                    13.8                   9.0
                                                   -------                 -------               -------
            Total operating expenses                 279.0                   325.6                 311.3
                                                   -------                 -------               -------

    Operating income (loss)                           71.2                    28.5                 327.9

Interest expense                                      99.0                   103.9                  81.3
Interest income                                      (12.4)                  (15.3)                (23.3)
Other (income) expense, net                            1.0                     4.0                  (0.8)
                                                   -------                 -------               -------
Income (loss) before income taxes                    (16.4)                  (64.1)                270.7


Provision (benefit) for income taxes                 (13.9)                  (22.4)                 (2.4)
                                                   -------                 -------               -------
Net income (loss)                                  $  (2.5)                $ (41.7)              $ 273.1
                                                   =======                 =======               =======
Net income (loss) per common share:
    Basic                                          $ (0.02)                $ (0.42)              $  2.80
                                                   =======                 =======               =======
    Diluted                                        $ (0.02)                $ (0.42)              $  2.69
                                                   =======                 =======               =======

Weighted average common shares:
    Basic                                            108.1                    99.6                  97.5
                                                   =======                 =======               =======
    Diluted                                          108.1                    99.6                 101.4
                                                   =======                 =======               =======

       RECONCILIATION OF NET INCOME (LOSS) TO PRO FORMA NET INCOME (LOSS)
                                   (UNAUDITED)


                                                                                     SEVEN
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED   MONTHS ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
                                        DECEMBER 29,  DECEMBER 30,  DECEMBER 31,  DECEMBER 26,       MAY 30,            MAY 31,
                                            2002          2001          2000          1999             1999               1998
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
Net income (loss)                         $  (2.5)      $ (41.7)      $  273.1      $  21.3         $ (114.1)          $  20.6
Adjustments to reconcile net income
  (loss) to pro forma net income:
    Restructuring and impairments, net       12.2          21.4           (5.6)          --             21.3                --
    Purchased in-process research and
      development                             1.7          13.8            9.0           --             34.0              15.5
    Write-off of equity investment             --           4.0             --           --               --                --
    Adjustment to other reserves
      associated with Memory
      restructuring                            --            --           (5.4)          --             15.4                --
    Inventory charge associated with
      Analog restructuring                    1.6           2.5             --           --               --                --
    Non-recurring release of deferred
      tax asset valuation allowance            --            --          (26.3)          --               --                --
    Write-off of deferred financing
      fees                                     --            --            3.6          7.2               --                --
    Gain on sale of space and defense
      product line                          (21.1)           --             --           --               --                --
    Costs associated with the
      redemption of 10 1/8% Notes            22.1            --             --           --               --                --
    Forgiveness of certain management
      tax related loans                        --            --             --          8.3               --                --
    Amortization of acqusition-related
      intangibles                            37.8          53.1           37.6         19.5              8.4               1.4
    Less other tax credits                   (6.4)           --             --           --               --                --
    Less associated tax effects             (16.6)        (29.6)          (3.5)        (1.8)             1.6              (4.0)
                                          -------       -------       --------      -------         --------           -------
Pro forma net income (loss)               $  28.8       $  23.5       $  282.5      $  54.5         $  (33.4)          $  33.5
                                          =======       =======       ========      =======         ========           =======


             RECONCILIATION OF NET INCOME (LOSS) TO PRO FORMA EBIT
                                   (UNAUDITED)

                                                                                     SEVEN
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED   MONTHS ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
                                        DECEMBER 29,  DECEMBER 30,  DECEMBER 31,  DECEMBER 26,       MAY 30,            MAY 31,
                                            2002          2001          2000          1999             1999               1998
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
Net income (loss)                       $   (2.5)     $   (41.7)    $    273.1    $    21.3     $     (114.1)      $       20.6
  Interest expense, net                     86.6           88.6           58.0         56.2             71.8               54.5
  (Provision) benefit for income
    taxes                                  (13.9)         (22.4)          (2.4)         5.0             (5.1)              10.7
  Other (income) expense, net                1.0            4.0           (0.8)          --               --                 --
  Cumulative effect of change in
    accounting principle, net                 --             --             --           --               --                1.5
                                          -------       -------       --------      -------          -------           --------
EBIT                                         71.2           28.5         327.9          82.5           (47.4)              87.3

Adjustments to reconcile EBIT to pro
  forma EBIT:
    Restructuring and impairments, net       12.2          21.4           (5.6)          --             21.3                 --
    Purchased in-process research and
      development                             1.7          13.8            9.0           --             34.0               15.5
    Adjustment to other reserves
      associated with Memory
      restructuring                            --            --           (5.4)          --             15.4                 --
    Inventory charge associated with
      Analog restructuring                    1.6           2.5             --           --               --                 --
    Distributor reserves in connection
      with closure of of Mountaintop,
      PA 6" fab                                --            --             --           --               --                 --
    Forgiveness of certain management
      tax related loans                        --            --             --          8.3               --                 --
                                          -------       -------       --------      -------          -------           --------
Pro forma EBIT                            $  86.7       $  66.2       $  325.9      $  90.8          $  23.3           $  102.8
                                          =======       =======       ========      =======          =======           ========

            RECONCILIATION OF NET INCOME (LOSS) TO PRO FORMA EBITDA
                                   (UNAUDITED)

                                                                                     SEVEN
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED   MONTHS ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
                                        DECEMBER 29,  DECEMBER 30,  DECEMBER 31,  DECEMBER 26,       MAY 30,            MAY 31,
                                            2002          2001          2000          1999             1999               1998
                                        ------------  ------------  ------------  ------------  -----------------  -----------------

Net income (loss)                       $     (2.5)   $    (41.7)   $    273.1    $     21.3    $     (114.1)      $       20.6
  Interest expense, net                       86.6          88.6          58.0          56.2            71.8               54.5
  (Provision) benefit for income
    taxes                                    (13.9)        (22.4)         (2.4)          5.0            (5.1)              10.7
  (Other (income) expense, net                 1.0           4.0          (0.8)           --              --                 --
  Cumulative effect of change in
    accounting principle, net                   --            --            --            --              --                1.5
  Depreciation and amortization              171.5         179.1         151.1          82.3           103.8               84.8
                                          --------      --------      --------      --------        --------           --------
EBITDA                                       242.7         207.6         479.0         164.8            56.4              172.1

Adjustments to reconcile EBITDA to pro
  forma EBITDA:
    Restructuring and impairments, net        12.2          21.4          (5.6)           --            21.3                 --
    Purchased in-process research and
      development                              1.7          13.8           9.0            --            34.0               15.5
    Adjustment to other reserves
      associated with Memory
      restructuring                             --            --          (5.4)           --            15.4                 --
    Inventory charge associated with
      Analog restructuring                     1.6           2.5            --            --              --                 --
    Forgiveness of certain management
      tax related loans                         --            --            --           8.3              --                 --
                                          --------      --------      --------      --------        --------           --------
Pro forma EBITDA                          $  258.2      $  245.3      $  477.0      $  173.1        $  127.1           $  187.6
                                          ========      ========      ========      ========        ========           ========


            RECONCILIATION OF PRO FORMA EBITDA TO OPERATING CASH FLOW
                                   (UNAUDITED)

                                                                                     SEVEN
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED   MONTHS ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
                                        DECEMBER 29,  DECEMBER 30,  DECEMBER 31,  DECEMBER 26,       MAY 30,            MAY 31,
                                            2002          2001          2000          1999             1999               1998
                                        ------------  ------------  ------------  ------------  -----------------  -----------------
Pro forma EBITDA                          $  258.2      $  245.3      $  477.0      $  173.1         $  127.1          $  187.6
    Adjustments to reconcile pro forma
      EBITDA to net income (loss):
    Interest expense, net                    (86.6)        (88.6)        (58.0)        (56.2)           (71.8)            (54.5)
    (Provision) benefit for income
      taxes                                   13.9          22.4           2.4          (5.0)             5.1             (10.7)
    Depreciation and amortization           (171.5)       (179.1)       (151.1)        (82.3)          (103.8)            (84.8)
    Restructuring and impairments            (12.2)        (21.4)          5.6            --            (21.3)               --
    Purchased in-process research and
      development                             (1.7)        (13.8)         (9.0)           --            (34.0)            (15.5)
    Write-off of equity investment              --          (4.0)           --            --               --                --
    Adjustment to other reserves
      associated with Memory
      restructuring                             --            --           5.4            --            (15.4)               --
    Inventory charge associated with
      Analog restructuring                    (1.6)         (2.5)           --            --               --                --
    Gain on sale of space and defense
      product line                            21.1            --            --            --               --                --
    Costs associated with the
      redemption of 10 1/8% Notes            (22.1)           --            --            --               --                --
    Other income (expense) not
      included above                            --            --           0.8            --               --                --
    Forgiveness of certain management
      tax related loans                         --            --            --          (8.3)              --                --
    Cumulative effect of change in
      accounting principle, net                 --            --            --            --               --              (1.5)
                                          --------      --------      --------      --------         --------          --------
Net income (loss)                             (2.5)        (41.7)        273.1          21.3           (114.1)             20.6
    Adjustments to reconcile net
      income (loss) to cash provided
      by operating activities:
    Depreciation and amortization            171.5         179.1         151.1          82.3            103.8              84.8
    Restructuring and impairments              4.6          11.7          (5.6)           --             17.3                --
    Purchased in-process research and
      development                              1.7          13.8           9.0            --             34.0              15.5
    Other                                    (32.3)        (16.3)        (24.4)         14.9             17.7              14.5
    Changes in operating assets and
      liabilities, net of acquisitions        (5.9)          9.2         (22.1)         (2.8)           (14.6)              0.7
                                          --------      --------      --------      --------         --------          --------
Cash provided by operating activities     $  137.1      $  155.8      $  381.1      $  115.7         $   44.1          $  136.1
                                          ========      ========      ========      ========         ========          ========